EXHIBIT 10.4.2
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                       ACTION PERFORMANCE COMPANIES, INC.

                           SECOND AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN

                      (as amended through January 16, 1997)

                                    ARTICLE I
                                     General

Section 1.1       Purpose of Plan; Term

                  (a) Background. On December 9, 1992, the Board of Directors of Action Performance Companies, Inc., an Arizona corporation, adopted the 1993 Stock Option Plan (as adopted and as subsequently amended, the "Plan"), which was approved by the shareholders of the Company on December 9, 1992. On January 14, 1993, the Plan was subsequently amended and restated (the "First Restated Plan"). The First Restated Plan was approved by the shareholders of the Company on January 14, 1993. On January 11, 1994, the Board of Directors amended and restated the Plan (the "Second Restated Plan"). The Second Restated Plan was approved by the shareholders of the Company on July 12, 1994. On January 4, 1995, the Board of Directors made a technical amendment to the Plan that did not require shareholder approval. On July 3, 1995, the Board of Directors amended the Plan (the "Third Restated Plan"). The Third Restated Plan was approved by the shareholders of the Company on February 28, 1996. On September 4, 1996, (the "Effective Date") and January 16, 1997, the Board of Directors amended the Plan as stated herein (the "Fourth Restated Plan"). Any Options outstanding under the First Restated Plan, the Second Restated Plan, or the Third Restated Plan shall remain valid and unchanged. The effective date of the Fourth Restated Plan shall be September 4, 1996; provided, however, that if this Fourth Restated Plan is not approved by the shareholders by September 4, 1997, this Fourth Restated Plan shall not become effective and the Third Restated Plan shall remain in effect.

                  (b) General Purpose. The purpose of the Plan is to further the interests of Action Performance Companies, Inc., an Arizona corporation (the "Company"), and its shareholders by encouraging key persons associated with the Company (or parent or subsidiary corporations of the Company) to acquire shares of the Company's common stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished through the Discretionary Program set forth in Article II hereof and the Automatic Program as specified in Article III hereof by providing for the granting of options to acquire the Company's common stock ("Options"), the direct granting of the Company's common stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash
Awards shall be collectively referred to herein as "Awards"). A "parent corporation" for purposes of this Plan is any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below. A "subsidiary corporation" for purposes of this Plan is any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

                  (c) Options. Options granted under this Plan to employees of the Company (or parent or subsidiary corporations of the Company) which are intended to qualify as an "incentive stock option" as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.
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                  (d) Rule  16b-3  Plan.  With  respect  to  persons  subject to
Section 16 of the Securities Exchange Act of 1934, as amended ("1934 Act"), this Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

                  (e) Duration of Plan. The term of the Plan is until September 24, 2001. No Option or Award shall be granted under the Plan after that date, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

Section 1.2       Stock and Maximum Number of Shares Subject to Plan

                  (a) Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan are shares of the Company's common stock (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. Subject to adjustment as provided in Article IV hereof, the aggregate number of shares of Stock covered by the Plan and issuable thereunder shall be 2,750,000 shares of Stock.

                  (b) Calculation of Available Shares. For purposes of calculating the maximum number of shares of Stock which may be issued under the
Plan: (i) the shares issued (including the shares, if any, withheld for tax withholding requirements) upon exercise of an Option shall be counted and (ii) the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of a grant of a Stock Award or an exercise of an SAR shall be counted.

                  (c) Restoration of Unpurchased Shares. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action by or on behalf of the Company, again be available under the Plan.

Section 1.3       Administration; Approval; Amendments

                  (a) Administration of the Discretionary Program. The Eligible Persons (including all existing Optionholders) under the Discretionary Program are divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock. The power to administer the Discretionary Program with respect to Eligible Persons that are Affiliates shall be vested exclusively with the Board or a committee ("Senior Committee") comprised of two or more Non-Employee Directors which are appointed by the Board. The Senior Committee, at its sole discretion, may require approval of the Board for specific grants of Options or Awards under the Grant Program. The second group shall be composed of all Eligible Persons that are not Affiliates ("Non-Affiliates"), and the power to administer the Discretionary Program with respect to Non-Affiliates shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of one or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Discretionary Program with respect to the Non-Affiliates. Members of the Senior Committee and of the Employee Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of either the Senior or Employee Committee and reassume all of a portion of powers and authority previously delegated to that Committee.
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                  (b) Plan  Administrator.  The Senior  Committee,  the Employee
Committee, and/or the Board, whichever is applicable, shall be referred to herein as the "Plan Administrator." The Plan Administrator for each administered group shall have the authority and discretion to select which Eligible Persons shall participate in the Discretionary Program, to grant Options or Awards under the Discretionary Program, to establish such rules and regulations as they may deem appropriate with the proper administration of the Discretionary Program and to make such determinations under, and issue such interpretations of, the Discretionary Program and any outstanding Option or Award as they may deem necessary or advisable. If an Optionholder's status as an Affiliate or non-Affiliate changes, the Optionholder's Plan Administrator will likewise change. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in any outstanding Option or Award issued or granted pursuant to the Discretionary Program.

                  (c) Automatic Program. Any decisions or interpretations of the Plan with respect to the Automatic Program shall be made by the Board.

                  (d) Approval by Shareholders. This Fourth Restated Plan shall be submitted to the shareholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of this Fourth Restated Plan by the Board. Shareholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. If the shareholders decline to approve this Fourth Restated Plan at such meeting or if this Fourth Restated Plan is not approved by the shareholders within 12 months after its adoption by the Board, this Fourth Restated Plan (and all Options or Awards granted hereunder after the Effective Date) shall automatically terminate to the same extent and with the same effect as though this Fourth Restated Plan had never been adopted. In such instance, the Third Restated Plan shall remain in effect. If this Fourth Restated Plan is approved by shareholders, all Options or Awards granted under the Plan to Eligible Persons who are Affiliates shall be deemed acquired on the date such approval is obtained.

                  (e) Amendments to Plan. The Board may, without action on the part of the Company's shareholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided that the Board may not, without the consent of an Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the Optionholder of any Option outstanding under the Plan, and further provided that, except as provided in Section 1.1(d) and Article IV hereof, the Board may not, without the approval of the Company's shareholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's shareholders and (B) each such Option or Award granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such shareholder approval.

Section 1.4       Participants

                  (a)   Discretionary   Program.   Options  and  Awards  in  the
Discretionary Program may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or parent or subsidiaries of the Company, or (ii) consultants or independent contractors who provide valuable services to the Company or parent or subsidiaries of the Company. Notwithstanding the foregoing, (A) incentive stock options may only be granted to key personnel of the Company (and its parent or subsidiary) who are also employees of the Company (or its parent or subsidiary) and (B) the maximum number of
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shares of stock  with  respect  to which  Options  or SARs may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of Stock covered by the Plan. The Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Option grants in the Discretionary Program, the number of shares to be covered by each such grant, whether the granted Option is to be an incentive stock option which satisfies the requirements of Section 422 of the Code or a nonqualified option not intended to meet such requirements, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding. The Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive
Awards under the Discretionary Program and the conditions relating to such Award.

                  (b) Automatic Program. Persons eligible to participate in the Automatic Program shall be limited to non-employee Board members ("Eligible Directors"). Unless otherwise provided in the Plan, persons who are eligible under the Automatic Program may also be eligible to receive Options or Awards under the Discretionary Program.

                                   ARTICLE II
                              Discretionary Program

Section 2.1       Terms and Conditions of Options

                  (a) Allotment of Shares. The Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"), except that the Board must approve the grant to any Eligible Person of any Option to purchase more than 50,000 Optioned Shares. The grant of an Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

                  (b) Exercise Price. Upon the grant of any Option, the Plan Administrator shall specify the option price per share. In no event may the option price per share for an Option that is not an incentive stock option be less than 85 percent of the fair market value per share of the Stock on the date the Option is granted and in no event may the option price per share specified by a Plan Administrator for an incentive stock option be less than 100 percent of the fair market value per share of the Stock on the date the Option is granted (110 percent if Options are intended to be incentive stock options and are granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or any subsidiary corporation of the Company).

                  (c) Individual Stock Option Agreements. Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.1. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not-to-compete and remedies to the Company in the event of the breach of any such covenant.

                  (d) Option Period. Unless otherwise provided in the Stock Option Agreement, the term of each Option shall be ten years from the date of grant. No Option granted under the Plan that is intended to be an incentive stock option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Option is granted to a shareholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of
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its parent or any subsidiary corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. An Option may be exercised in full or in part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

                  (e) Vesting; Limitations. The time at which the Optioned Shares vest with respect to a participant shall be in the discretion of that participant's Plan Administrator. Notwithstanding the foregoing, to the extent an Option is intended to qualify as an incentive stock option under the Code, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an incentive stock option shall be applied on the basis of the order in which such Options are granted.

                  (f) No Fractional Shares. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

                  (g) Method of Exercising Options; Full Payment. Options shall be exercised by written notice to the Company, addressed to the Company at its principal place of business. Such notice shall state the election to exercise the Option and the number of shares with respect to which it is being exercised, and shall be signed by the person exercising the Option. Such notice shall be accompanied by payment in full of the exercise price for the number of shares being purchased. Upon the exercise of any Option, the Company shall deliver, or cause to be delivered, to the Optionholder a certificate or certificates representing the shares of Stock purchased upon such exercise as soon as practicable after payment for those shares has been received by the Company. If an Option is exercised pursuant to Section 2.1(l) hereof by any person other than the Optionholder, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares that are purchased and paid for in full upon the exercise of an Option shall be fully paid and non-assessable. Except as provided in Section 2.1(h) hereof, the aggregate Option price shall be payable in one of the alternative forms specific below:

                           (i) full payment in cash or check made payable to the
Company's order;

                           (ii) full  payment  in  shares of Stock  held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the exercise date (as determined in accordance with Section 4.2 hereof); or

                           (iii)  if  a  cashless   exercise  program  has  been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (h)   Financial   Assistance   to   Optionholders.   The  Plan
Administrator, with the approval of the Board, may allow the paying of the exercise price of an Option granted under the Discretionary Program in the following  manner:  (i)  the  extension  of a loan  to the  Optionholder  by the
Company; (ii) the payment by the Optionholder of the exercise price in installments; or (iii) the guarantee by the Company of a loan obtained by the Optionholder from a third party. The terms of any loans, installment payments or guarantees, including the interest rate and terms of repayment, and collateral requirements, if any, shall be determined by the Board in its sole
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discretion.   Subject  to  the  applicable  margin   requirements,   any  loans,
installment payments or guarantees authorized by the Board pursuant to the Plan may be granted without security, but the maximum credit available not shall exceed the exercise price or the Option Shares plus any federal and/or state income tax liability incurred in connection with the exercise of the Option.

                  (i) Rights of a Shareholder. An Optionholder shall have no rights as a shareholder with respect to shares covered by his Option until the date a stock certificate is issued to him. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                  (j) Repurchase Right. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to an Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also in its discretion establish as a term and condition of one or more Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

                  (k) Termination of Incentive Stock Options.

                           (i)  Termination  of  Service.  Except  as  otherwise
provided by the Board, if any Optionholder ceases to be in Service to the Company for a reason other than death or disability and the Option held by such Optionholder is an incentive stock option, such Optionholder (or such Optionholder's successors in the case of the Optionholder's death) may, within 90 days after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that (i) if the Optionholder's Service is terminated by the Company in its good faith judgment, for cause, including the commission of a crime by the Optionholder or for reasons involving moral turpitude, an act by the Optionholder which tends to bring the Company into disrepute, or negligent, fraudulent or willful misconduct by the Optionholder, or (ii) if after the Service of the Optionholder is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Option shall be immediately cancelled and shall thereafter be void for all purposes.

                           (ii) Disability.  Except as otherwise provided by the
Board, if any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of Section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder shall have 12 months after the date of termination of Service (or such lesser period as determined by the Plan Administrator and set forth in the Stock Option Agreement), but in no event after Optionholder's Option's stated expiration date, to exercise Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of disability.

                           (iii)  Death of  Optionholder.  Except  as  otherwise
provided by the Board, if an Optionholder dies while in the Company's Service, the Optionholder's vested Options that are incentive stock options on the date of death shall be exercisable within three months of such death (or such lesser period as determined by the Plan Administrator and set forth in the Stock Option Agreement) or until the stated expiration date of the Optionholder's Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. An Option may be exercised and payment of the option price made in full by the successors only after written notice to the Company specifying the number of shares to be purchased. Such notice shall state that the Option price is being paid in full in the manner specified in Section 2.1(g) hereof. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option price, a certificate or certificates representing such shares shall be registered in the
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name or names  specified by the successors in the written notice of exercise and shall be delivered to the successors.

                  (l) Termination of Nonqualified Options. Any Options which are not incentive stock options and which are exercisable at the time an Optionholder ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator and set forth in the documents evidencing the Options. In the absence of any provision in such documents, the Option shall remain exercisable (i) for a period of one year after termination resulting from death or permanent disability within the meaning of Section 22(e)(3) of the Code (as determined by the Plan Administrator); (ii) for no period should the Optionholder be discharged for cause; and (iii) for 90 days after termination for any other reason; provided however, that no Option shall be exercisable after the Option's stated expiration date.

                  (m) Other Plan Provisions Still Applicable. If an Option is exercised upon the termination of Service, disability, or death of an Optionholder under this Section 2.1, the other provisions of the Plan shall still be applicable to such exercise.

                  (n) Definition of "Service." For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders services on a periodic basis to the Company (or to any parent or subsidiary corporation) in the capacity of an employee or an independent consultant or advisor. The Optionholder shall be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations.

                  (o) Nonassignability. Except as otherwise allowed by the Board and set forth in a Stock Option Agreement, no Option granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder other than by will or the laws of descent and distribution, and such Option shall be exercisable during the Optionholder's lifetime only by the Optionholder. If an Option is assignable or transferrable, such assignment or transfer cannot occur unless (i) the Board has consented in writing to the proposed transfer and transferee, and (ii) the transferee enters into a written stock option agreement with the Company.

                  (p)  Cancellation of Options.  Each Plan  Administrator  shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Options granted under the Discretionary Program by that Plan Administrator and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.1(b) hereof on the new grant date.

Section 2.2       Terms and Conditions of Stock Awards

                  (a) Eligibility. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. The grant of a Stock Award to a Person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award for Services Rendered. Stock Awards shall be granted in recognition of an Eligible Person's past services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy applicable employment taxes and income tax withholding requirements.

                  (c) Conditions to Award. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate. Notwithstanding the foregoing, any Stock received by an affiliate pursuant to a Stock Award must be held for a period of six months after the grant of such Stock Award.

                  (d) Award Agreements. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

Section 2.3       Terms and Conditions of SARs

                  (a) Eligibility. All Eligible persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of an SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award of SARs. Concurrently with or subsequent to the grant of any Option to purchase one or more shares of Stock, a Plan Administrator may award to the Optionholder with respect to each share of Stock, a related SAR permitting the Optionholder to be paid the appreciation on the Stock underlying the Option in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person an SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

                  (c)  Conditions  to SAR.  All SARs  shall be  subject  to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions of transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

                  (d) SAR Agreements. A Plan Administrator may require as a condition to the grant of an SAR that the recipient of such SAR enter into an SAR agreement in such form and content as that Plan Administrator from time to time approves.

                  (e) Exercise. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified in the SAR agreement by the Plan Administrator.

                  (f) Amount of Payment. The amount of payment to which the grantee of an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

                  (g) Form of Payment. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.3(f) hereof by the fair market value of a share of Stock on the exercise date of such SAR.

As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

                  (h) Termination of Employment; Death. Sections 2.1(j), (k) and
(l), applicable to Options, shall apply equally to SARs.

                  (i) Nonassignability. Except as otherwise provided by the Board and set forth in an SAR Agreement, no SAR granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by a grantee other than by will or the laws of decent and distribution, and such SAR shall be exercisable during the grantee's lifetime only by the grantee.

Section 2.4       Tax Withholding

                  (a) General. The Company's obligation to deliver shares of Stock upon the exercise of Options or the vesting of Awards shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

                  (b) Shares to Pay for Withholding. A Plan Administrator may, in its discretion and in accordance with the provisions of this Section 2.4(b) and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of nonqualified Options or unvested Awards with the right to use shares of the Company's Stock in satisfaction of all or part of the federal, state and local income tax and employment tax liabilities incurred by such holders in connection with the exercise of their Options or the vesting of their Awards (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                           (i) Stock Withholding. The holder of the nonqualified
Option or unvested Award may be provided with the election to have the Company withhold, from the shares of Stock otherwise issuable upon the exercise of such nonqualified Option or the vesting of such Award, a portion of those shares with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed one hundred percent) designated by the holder.

                           (ii) Stock Delivery.  The Plan  Administrator may, in
its discretion, provide the holder of the nonqualified Option or the unvested Award with the election to deliver to the Company, at the time the nonqualified Option is exercised or the Award vests, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the Taxes incurred in connection with such Option exercise or Award vesting (not to exceed 100 percent) designated by the holder.

Section 2.5       Other Cash Awards

                  (a) In General. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

                  (b) Conditions to Award. All Cash Awards shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                   ARTICLE III
                                Automatic Program

Section 3.1       Terms and Conditions of Automatic Option Grants

                  (a) Amount and Date of Grant. Automatic Option Grants shall be made to each Eligible Director ("Optionholder") as follows:

                           (i) Annual Grants. Each year on the Annual Grant Date
an Option to acquire 8,000 shares of Stock shall be granted to each Eligible Director for so long as there are shares of Stock available under Section 1.2 hereof. The "Annual Grant Date" shall be the date of the Company's annual shareholders meeting. Notwithstanding the foregoing, (A) any Eligible Director whose term ended on the Annual Grant Date shall not be eligible to receive any automatic option grants on that Annual Grant Date and (B) any Eligible Director who has received an Automatic Option Grant pursuant to Section 3.1(a)(ii) on the same date as the Annual Grant Date or within 30 days prior thereto, shall not be eligible to receive an Automatic Option Grant on that Annual Grant Date.

                           (ii)  Initial  New  Director  Grants.  On the Initial
Grant Date, every new member of the Board who is an Eligible Director and has not previously been a member of the Board shall be granted an Option to acquire 10,000 shares of Stock as long as there are shares of Stock available under
Section 1.2 hereof. The "Initial Grant Date" shall be the date that an Eligible Director is first appointed or elected to the Board.

                  (b) Exercise Price. The exercise price per share of Stock subject to each Automatic Option Grant shall be equal to 100% of the fair market value per share of the Stock on the date the Option was granted as determined in accordance with the valuation provisions of Section 4.2 hereof (the "Option Price").

                  (c) Vesting.  Each  Automatic  Option  Grant made  pursuant to
Section 3.1(a) shall become exercisable and vest immediately upon grant.

                  (d) Method of Exercise. In order to exercise an Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i)  execute  and  deliver  to the  Secretary  of the
Company a written notice of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised;

                           (ii)  pay the  aggregate  Option  Price in one of the
alternate forms as set forth in Section 3.1(e) below; and

                           (iii)  furnish  appropriate  documentation  that  the
person or persons exercising the Option (if other than the Optionholder) has the right to exercise such Option.

As soon after the exercise date as practical, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Option in accordance herewith) a certificate or certificates representing the Stock for which the Option has been exercised in accordance with the provisions of this Plan. In no event may any Option be exercised for any fractional shares.

                  (e) Payment Price. The aggregate Option price shall be payable in one of the alternative forms specific below:

                           (i) full payment in cash or check made payable to the
Company's order; or

                           (ii) full  payment  in  shares of Stock  held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the exercise date (as determined in accordance with Section 4.2 hereof); or

                           (iii)  if  a  cashless   exercise  program  has  been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (f) Term of Option. Each Option shall expire on the fifth anniversary of the date on which an Automatic Option Grant was made ("Expiration Date"). Should an Optionholder's Service as a Board member cease prior to the Expiration Date for any reason while an Option remains outstanding and unexercised, then the Option term shall immediately terminate and the Option shall cease to be outstanding in accordance with the following provisions:

                           (i) The Option shall immediately  terminate and cease
to be outstanding for any shares of Stock which were not vested at the time of Optionholder's cessation of Board service.

                           (ii)  Should an  Optionholder  cease,  for any reason
other than death, to serve as a member of the Board, then the Optionholder shall have a 90 day period measured from the date of such cessation of Board service in which to exercise the Options which vested prior to the time of such cessation of Board service. In no event, however, may any Option be exercised after the Expiration Date of such Option.

                           (iii) Should an  Optionholder  die while serving as a
Board member or within 90 days after cessation of Board service, then the personal representative of the Optionholder's estate (or the person or persons to whom the Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a one year period measured from the date of the Optionholder's cessation of Board service in which to exercise the Options which vested prior to the time of such cessation of Board service. In no event, however, may any Option be exercised after the Expiration Date of such Option.

                  (g) Limited Transferability. Each Option shall be exercisable only by Optionholder during Optionholder's lifetime and shall be neither transferable nor assignable, other than by will or by the laws of descent and distribution following Optionholder's death.

Section 3.2       Tax Withholding

                  (a) General. The Company's obligation to deliver Stock upon the exercise of Options under the Automatic Program shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

                  (b) Shares to Pay for Withholding. The Board may, in its discretion and in accordance with the provisions of this Section 3.2(b) and such supplemental rules as it may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all Optionholders with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders in connection with the exercise of their Options ("Taxes"). Such right may be provided to any such Optionholder in either or both of the following formats:

                           (i)  Stock  Withholding.   The  Optionholder  may  be
provided with the election to have
the Company withhold, from the Stock otherwise issuable upon the exercise of such Option, a portion of those shares of Stock with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed 100 percent) designated by the Optionholder.

                           (ii)  Stock   Delivery.   The  Board   may,   in  its
discretion, provide the Optionholder with the election to deliver to the Company, at the time the Option is exercised, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the taxes incurred in connection with such Option exercise (not to exceed 100 percent) designated by the Optionholder.


                                   ARTICLE IV
                                  Miscellaneous

Section 4.1       Certain Adjustments

                  (a) Capital Adjustments. The aggregate number of shares of Stock subject to the Plan, the number of shares covered by outstanding Options and Awards, the number of shares of Stock covered by unissued Automatic Options, and the price per share stated in all outstanding Options and Awards shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

                  (b) Mergers, Etc. If the Company is the surviving corporation in any merger or consolidation, any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. A dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate. A merger or consolidation in which the Company is not the surviving corporation shall also cause every Option or Award outstanding hereunder to terminate, but each Optionholder or grantee of an Award shall have the right, immediately prior to such merger or consolidation in which the Company is not a surviving corporation, to exercise his vested Options or Awards in whole or in part, subject to the other provisions of this Plan.

                  (c) Change in Control. With respect to any Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Options or Awards granted by it under the Discretionary Program upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

                  (d) Incentive Stock Option Limits. The exercisability of any Options which are intended to qualify as incentive stock options and which are accelerated under the Plan in connection with a Change in Control shall remain subject to the $100,000 Limitation and shall vest as quickly as possible without violating the $100,000 Limitation.

Section 4.2       Calculation of Fair Market Value of Stock

                  The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                  (a) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                  (b) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (c) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

Section 4.3       Use of Proceeds

                  The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

Section 4.4       Regulatory Approvals

                  The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

Section 4.5       Indemnification

                  In addition to such other rights of indemnification as they may have, the members of the Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall in writing give the Company notice thereof an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his or her own behalf.

Section 4.6       Plan Not Exclusive

                  This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without shareholder approval.

Section 4.7       Governing Law

                  The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Arizona.

Section 4.8       Securities Restrictions

                  (a) Legend on Certificates. Except as provided in Section 4.8(c) hereof, all certificates representing shares of Stock issued upon exercise of Options or Awards granted under the Plan shall be endorsed with a legend reading as follows:

                  The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  (b) Private Offering for Investment Only. Except as provided in Section 4.8(c) hereof, the Options and Awards are and shall be made available only to a limited number of present and future key executives and key employees who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee agrees (i) that, any shares of Stock acquired will be solely for investment not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

                  (c) Registration Statement. If a Registration Statement covering the shares of Stock issuable upon exercise of options granted under the Plan as filed under the Securities Exchange Act of 1933, as amended, and as declared effective by the Securities Exchange Commission, the provisions of Sections 4.8(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

Section 4.9       Definitions

                  The following capitalized terms used in this Plan shall have the meaning described below:

                  "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own 10 percent or more of the Company's issued and outstanding Stock.

                  "Annual Grant Date" shall mean the date of the Company's annual shareholder meeting.

                  "Automatic Option Grant" shall mean those automatic option grants made pursuant to the Automatic Program on the Annual Grant Date, on the Initial Grant Date, and on the date that the Second Restated Plan was approved by the shareholders of the Company.

                  "Automatic Program" shall mean that portion of the Plan relating to the Options issued automatically under Article III hereof.

                  "Award" shall mean a Stock Award, SAR or Cash Award.

                  "Board" shall mean the Board of Directors of the Company.

                  "Cash Award" shall mean an award to be paid in cash and granted under Section 2.5 hereunder.

                  "Change in Control" shall mean (i) a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by, or under common control with the Company, acquires ownership of 40 percent or more of the Company's outstanding common stock pursuant to a tender or exchange offer which the Board of Directors recommends that the Company's shareholders not accept, or (ii) the change in the composition of the Board occurs such that those individuals who were elected to the Board at the last shareholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board by reason of a contested election.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Company" shall mean Action Performance Companies, Inc., an Arizona corporation.

                  "Discretionary Program" shall mean that portion of the Plan relating to the Options and Awards issued in the discretion of the Plan Administrator pursuant to Article II hereof.

                  "Effective Date" shall mean September 4, 1996.

                  "Eligible Directors"  shall mean non-employee Board members.

                  "Eligible Persons" shall mean those persons who, at the time that the Option or Award is granted, are (i) key personnel (including officers) of the Company or parent or subsidiaries of the Company, or (ii) consultants or independent contractors who provide valuable services to the Company or parent or subsidiaries of the Company.

                  "Employee Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of two or more persons who are members of the Board and/or officers of the Company.

                  "First Restated Plan" shall mean the Plan amended through January 14, 1993 as approved by the Board and the shareholders of the Company on January 14, 1993.

                  "Fourth Restated Plan" shall mean the Plan approved by the Board on the Effective Date, as amended through January 16, 1997.

                  "Initial Grant Date" shall mean the date that an Eligible Director is first appointed or elected to the Board.

                  "Non-Affiliates" shall mean all Eligible Persons who are not Affiliates.

                  "Non-Employee   Directors"  shall  mean  those  Directors  who
satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

                  "$100,000 Limitation" shall mean the limitation in which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time be exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of $100,000.

                  "Optionholder" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

                  "Optioned Shares" shall be those shares of Stock to be optioned from time to time to any Eligible Person or Eligible Director.

                  "Options" shall mean options granted under the Plan to acquire Stock.

                  "Plan"   shall  mean  this  stock   option   plan  for  Action
Performance Companies, Inc.

                  "Plan Administrator" shall mean (a) either the Board or the Senior Committee, with respect to the administration of the Plan as it relates to Affiliates and (b) either the Board or the Employee Committee, with respect to the administration of the Plan as it relates to Non-Affiliates.

                  "SAR" shall mean stock appreciation rights granted pursuant to
Section 2.3 hereunder.

                  "Second Effective Date" shall mean January 11, 1994.

                  "Second Restated Plan" shall mean the Plan approved by the Board on January 11, 1994 and approved by the Company's shareholders on July 12, 1994.

                  "Senior Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Affiliates and comprised of two or more Non-Employee Directors.

                  "Service" shall have the meaning set forth in Section 2.1(n) hereof.

                  "Stock" shall mean shares of the Company's common stock which may be unissued or treasury shares as the Board may from time to time determine.

                  "Stock Awards" shall mean Stock directly granted under the Plan.

                  "Third Restated Plan" shall mean the Plan approved by the Board on July 3, 1995 and approved by the Company's shareholders on February 28, 1996.

                  EXECUTED this 16th day of January, 1997.

                                           ACTION PERFORMANCE COMPANIES,
                                           INC., an Arizona corporation


                                           By:     /s/ Fred W. Wagenhals
                                              ---------------------------------
                                           Its:    President
                                              ---------------------------------
ATTESTED BY:


/s/ Tod Wagenhals
-------------------------
Secretary
                                      A-16